American Sierra Gold Corp.

Certificate Number	INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA	Shares

PAR VALUE $0.001
COMMON STOCK

THIS CERTIFIES THAT

Is The Owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK PAR VALUE OF $0.001EACH OF

AMERICAN SIERRA GOLD CORP.
TRANSFERRABLE ON THE BOOKS OF THE CORPORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALUD UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED:

COUNTERSIGNED AND REGISTERED:
ISLAND STOCK TRANSFER
Transfer Agent

By:
JAMES VANDEBERG	100 Second Ave South, Suite 705S, St. Petersberg, FL 33701
PRESIDENT & DIRECTOR	727.289.0010

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-as tenants in common	UNIF GIFT MIN ACT -	…….... Custodian ……… (Cust.) (Minor)
TEN ENT	-as tenants by the entireties		Under Uniform Gifts to Minors
JT TEN	- as joint tenants with right of survivorship and not as tenants in common		Act ………………….……. (State)

Additional abbreviations may also be used though not in the above list.

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR
WITHOUT ALTERATION OF ENLARGEMENT OR ANY CHANGE WHATSOEVER

For value received, _________________ hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

__________________________________________________ Shares of _____________ Common Stock, represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________________________ Attorney, to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________ 20_________
In presence of
___________________________

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS SUCH REGISTRATION IS NOT REQUIRED.